

                                                                                                                      MORGAN STANLEY
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07/14/2005  13:12:16  CARVE Version 47.0  /u/dsouzad/deal/top19/050714/top19.050714.carve
MSC     MSC SERIES 2005-TOP19 FITCH/S&P    CLASS X1
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Class            X1                Settlement Date    07/28/2005  Coupon           -1.00000              Cusip            N/A
Original Balance 1,228,438,747.44  Dated Date         07/01/2005  Delay            11                    Yield Table Date 07/14/2005
Current Balance  1.00              First Payment Date 08/12/2005  Lead Manager     Morgan Stanley & Co.  Yield Frequency  SemiAnnual
Credit Rating    AAA/AAA           Next Payment Date  08/12/2005  Orig Deal Size   1,228,438,747.44      Yield Day Count  30/360
Market Desc      N/A               Payment Freq       Monthly     Num of Tranches  34
Factor           1.00000000        Interest Freq      Monthly     Deal Age         0




TRIGGER               OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES
PREPAY                (!YM) CPR 100     CPR 0             CPR 0             CPR 0             (!YM) CPR 100     (!YM) CPR 100
DEFAULT                                                   CDR 0  24         CDR 0  24         CDR 0   24        CDR 0   24

                                                          2                 3                 2                 3
ADVANCES                                                  YES               YES               YES               YES
RECV MNTH                                                 12                12                12                12
RECV DISTR                                                100 1             100 1             100 1             100 1
LOSSES                                                    0.35              0.35              0.35              0.35




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PRICE / YIELD
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                 0.6204         18.5013          18.9205           16.4430         15.7427          15.9921         15.3092
                 0.6829         16.5791          17.0095           14.5582         13.8927          14.0939         13.4477
                 0.7454         14.8878          15.3279           12.9011         12.2675          12.4252         11.8127
                 0.8079         13.3816          13.8302           11.4263         10.8221          10.9400         10.3587
                 0.8704         12.0267          12.4826           10.1001          9.5232           9.6048          9.0523
                 0.9329         10.7974          11.2598            8.8974          8.3458           8.3939          7.8683
                 0.9954          9.6740          10.1422            7.7985          7.2707           7.2877          6.7873
                 1.0579          8.6409           9.1143            6.7882          6.2826           6.2707          5.7940
                 1.1204          7.6857           8.1638            5.8542          5.3694           5.3306          4.8760
                 1.1829          6.7982           7.2804            4.9864          4.5213           4.4572          4.0237
                 1.2454          5.9700           6.4561            4.1767          3.7303           3.6424          3.2288
                 1.3079          5.1944           5.6839            3.4183          2.9896           2.8793          2.4845
                 1.3704          4.4654           4.9581            2.7056          2.2937           2.1621          1.7853
                 1.4329          3.7781           4.2737            2.0336          1.6377           1.4861          1.1264
                 1.4954          3.1284           3.6266            1.3983          1.0177           0.8470          0.5036
                 1.5579          2.5125           3.0132            0.7961          0.4301           0.2412         -0.0866
                 1.6204          1.9275           2.4304            0.2240         -0.1280          -0.3343         -0.6471
                 1.6829          1.3705           1.8754           -0.3207         -0.6593          -0.8822         -1.1806
                 1.7454          0.8392           1.3460           -0.8404         -1.1661          -1.4049         -1.6894
                 1.8079          0.3314           0.8400           -1.3371         -1.6504          -1.9044         -2.1757
                 1.8704         -0.1547           0.3555           -1.8126         -2.1139          -2.3826         -2.6410
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AVERAGE LIFE                       8.99             9.13              8.71            8.51             8.58            8.38
MOD DURATION   @ 1.2454            6.25             6.28              6.39            6.54             6.35            6.51
SPREAD INTERP. @ 1.2454             185              233                 7             -37              -46             -87
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This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change
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